UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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SEMILEDS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SemiLEDs Corporation
3F, No. 11 Ke Jung Rd., Chu-Nan Site
Hsinchu Science Park, Chu-Nan 350
Miao-Li County, Taiwan, R.O.C.
+886-37-586788

May 18, 2018

Dear Stockholder:

I am pleased to invite you to attend the 2018 Annual Meeting of Stockholders of SemiLEDs Corporation. The meeting will be held on Friday, June 29, 2018 at 10 a.m. local time at SemiLEDs office, which is located at 3rd floor – No. 11 Ke Jung Road, Chu-Nan Site, Hsinchu Science Park, Miao-Li County, Taiwan.

We are furnishing our proxy materials to stockholders primarily over the Internet. This process expedites stockholders’ receipt of proxy materials, while significantly lowering the costs of our annual meeting and conserving natural resources. On May 18, 2018, we mailed to our stockholders a notice containing instructions on how to access our Proxy Statement and 2017 Annual Report to Stockholders and to vote online. The notice also included instructions on how you can receive a paper copy of your annual meeting materials. If you received your annual meeting materials by mail, the Proxy Statement, 2017 Annual Report to Stockholders and proxy card were enclosed.

At this year’s annual meeting, the agenda includes the following items:

Agenda Item	Board Recommendation
Election of directors	FOR

Ratification of the appointment of BF Borgers CPA PC as our independent registered public accounting firm for fiscal year 2018	FOR

Advisory vote on executive compensation	FOR

Advisory vote on the frequency of holding future advisory votes on executive compensation	FOR 3 YEARS

Approve the amendment of the restated certificate of incorporation, as amended, to reduce the number of authorized common stock from 75,000,000 to 7,500,000	FOR

Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of 2018 Annual Meeting of Stockholders and Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. You may vote over the Internet or in person at the annual meeting or, if you receive your proxy materials by U.S. mail, you also may vote by mailing a proxy card or voting by telephone. Please review the instructions on the notice or on the proxy card regarding your voting options. Only stockholders showing proof of ownership on the record date will be allowed to attend the meeting in person.

Sincerely yours,

Trung T. Doan

Chairman of the Board and President and
Chief Executive Officer

SemiLEDs Corporation
3F, No. 11 Ke Jung Rd., Chu-Nan Site
Hsinchu Science Park, Chu-Nan 350
Miao-Li County, Taiwan, R.O.C.
+886-37-586788

NOTICE OF 2018 Annual Meeting OF STOCKHOLDERS

TIME AND DATE	10 a.m. local time on Friday, June 29, 2018

PLACE	SemiLEDs 3rd floor – No. 11 Ke Jung Road, Chu-Nan Site, Hsinchu Science Park, Miao-Li County, Taiwan

AGENDA	●	Elect the five director nominees named in the Proxy Statement

	●	Ratify the appointment of BF Borgers CPA PC as our independent registered public accounting firm for fiscal year 2018

	●	Hold an advisory vote on executive compensation

	●	Hold an advisory vote on the frequency of holding future advisory votes on executive compensation

	●	Approve the amendment of the restated certificate of incorporation, as amended, to reduce the number of authorized common stock from 75,000,000 to 7,500,000

	●	Transact such other business as may properly come before the annual meeting (including adjournments and postponements)

RECORD DATE	May 2, 2018

VOTING

Please vote as soon as possible to record your vote, even if you plan to attend the annual meeting. Your broker will NOT be able to vote your shares with respect to the election of directors and most of the other matters presented at the meeting, unless you have given your broker specific instructions to do so. We strongly encourage you to vote.You have three options for submitting your vote before the annual meeting:

	●	Internet

	●	Phone

	●	Mail

By Order of the Board of Directors,

Christopher Lee
Corporate Secretary

Chu-Nan, Taiwan
May 18, 2018

INTERNET AVAILABILITY OF PROXY MATERIALS

We are furnishing proxy materials to our stockholders primarily via the Internet. On May 18, 2018, we mailed most of our stockholders on the record date a Notice Regarding the Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access and review all of the important information contained in our proxy materials, including our Proxy Statement and our 2017 Annual Report to Stockholders. The Notice of Internet Availability also instructs you on how to vote via the Internet. Other stockholders, in accordance with their prior requests, have been mailed paper copies of our proxy materials and a proxy card or voting form.

Internet distribution of our proxy materials is designed to expedite receipt by stockholders, lower the cost of the annual meeting, and conserve natural resources. However, if you would prefer to receive paper copies of proxy materials, please follow the instructions included in the Notice of Internet Availability.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 29, 2018:
The Notice of the 2018 Annual Meeting, the Proxy Statement and
the 2017 Annual Report to Stockholders are available at www.proxyvote.com.

ATTENDING THE ANNUAL MEETING

l	Doors open at 9:30 a.m. local time
l	Meeting starts at 10 a.m. local time
l	Proof of SemiLEDs Corporation stock ownership and photo identification will be required to attend the annual meeting
l	You do not need to attend the annual meeting to vote if you submitted your proxy in advance of the annual meeting

QUESTIONS

For questions regarding	Contact:

Annual meeting	Investor Relations
investor@semileds.com
+886-37-586788

Stock ownership for registered holders	American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219
800-937-5449 US & Canada
718 921 8124 International
Email Address: info@amstock.com

Hearing Impaired (TTY): (866) 703-9077 /
(718) 921-8386
Internet: www.amstock.com

Stock ownership for beneficial holders	Please contact your broker, bank, or other nominee

SemiLEDs Corporation
3F, No. 11 Ke Jung Rd., Chu-Nan Site
Hsinchu Science Park, Chu-Nan 350
Miao-Li County, Taiwan, R.O.C.
+886-37-586788

PROXY STATEMENT

Our Board of Directors (the “Board”) solicits your proxy for the 2018 Annual Meeting of Stockholders and any postponement or adjournment of the meeting for the matters set forth in “Notice of 2018 Annual Meeting of Stockholders.” The annual meeting will be held on Friday, June 29, 2018 at 10 a.m. local time at SemiLEDs Sin-an office, which is located at 3rd floor - No. 8, Xin-an Road, Hsinchu Science Park, Hsinchu, Taiwan. We made this Proxy Statement available to stockholders beginning on May 18, 2018.

Record Date	May 2, 2018

Quorum	Holders of a majority of the voting power of all issued and outstanding shares on the record date must be present in person or represented by proxy

Shares Outstanding	3,550,290 shares of common stock outstanding as of May 2, 2018

Voting by Proxy	Internet, telephone, or mail

Voting at the Meeting

We encourage stockholders to vote in advance of the annual meeting, even if they plan to attend the meeting. In order to be counted, proxies submitted by Internet or telephone must be received by 8:59 a.m. Eastern Standard Time on June 28, 2018. Stockholders can vote in person during the meeting. Stockholders of record who attend the annual meeting in person may obtain a ballot. Beneficial holders who attend the annual meeting in person must obtain a proxy from their broker, bank, or other nominee prior to the date of the annual meeting and present it with their ballot.Voting in person by a stockholder during the meeting will replace any previous votes.

Changing Your Vote

Stockholders of record may revoke their proxy at any time before the polls close by submitting a later-dated proxy card, by voting in person at the annual meeting, by delivering instructions to our Corporate Secretary before the annual meeting or by voting again using the Internet or telephone before the cut-off time. (Your latest Internet or telephone proxy is the one that will be counted.) If you hold shares through a broker, bank, or other nominee, you may revoke any prior voting instructions by contacting that firm.

Votes Required to Adopt Proposals

Each share of our common stock outstanding on the record date is entitled to one vote on each of the five director nominees and one vote on each other matter. The election of directors is determined by the plurality of votes. Approval of each of the other matters on the agenda is determined by a majority of votes cast affirmatively or negatively. The amendment of the restated certificate of incorporation is determined by the affirmative vote of a majority of the outstanding shares.

Effect of Abstentions and Broker Non-Votes

Shares voting “withhold” have no effect on the election of directors. In the amendment of the restated certificate of incorporation, abstentions have the same effect as negative votes but have no effect on the ratification of the appointment of BF Borgers CPA PC as our independent registered public accounting firm for fiscal year 2018, and the advisory votes regarding say-on-pay and say-on-pay frequency. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on a matter and have not received voting instructions from their clients) have no effect on the ratification of the appointment of BF Borgers CPA PC and the advisory votes regarding say-on-pay and say-on-pay frequency but will have the effect of a vote “against” the amendment of the restated certificate of incorporation for the reduction of authorized stock.  If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote on the election of directors, the advisory votes regarding say-on-pay and say-on-frequency, or the amendment of the restated certificate of incorporation. Accordingly, we encourage you to vote promptly, even if you plan to attend the annual meeting.

Voting Instructions

If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you are a stockholder of record and you submit proxy voting instructions but do not direct how to vote on each proposal, the persons named as proxies will vote as the Board recommends on each proposal. The persons named as proxies will vote on any other matters properly presented at the annual meeting in accordance with their best judgment. Our Bylaws set forth requirements for advance notice of nominations and agenda items for the annual meeting, and we have not received timely notice of any such matters that may be properly presented for voting at the annual meeting, other than the items from the Board described in this Proxy Statement.

Voting Results	We will announce preliminary results at the annual meeting. We will report final results in a filing with the U.S. Securities and Exchange Commission (“SEC”) on Form 8-K.

PROPOSAL 1:  ELECTION OF DIRECTORS

Upon the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated the five persons listed below to serve as directors. Each director’s term runs from the date of his election until our next annual stockholders’ meeting, or until his successor is elected or appointed. If any director nominee is unable or unwilling to serve as a nominee at the time of the annual meeting, the persons named as proxies may vote for a substitute nominee chosen by the present Board to fill the vacancy. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

Board Composition

Our Nominating and Corporate Governance Committee is charged with identifying and evaluating individuals qualified to serve as members of the Board and recommending to the full Board nominees for election as directors. We seek directors with experience in areas relevant to the strategy and operations of the Company. We seek a Board that collectively has a range and diversity of skills, experience, age, industry knowledge and other factors in the context of the needs of the Board. The biographies of each of the nominees below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee to determine that the person should serve as a director of our Company. In addition to the information presented below regarding each director’s specific experience, qualifications, attributes and skills that led our Nominating and Corporate Governance Committee and Board to the conclusion that he should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our Company and our Board. Each of our director nominees is currently serving on the Board.

Our nominees for election as directors at the annual meeting include our President and Chief Executive Officer (“CEO”) and four independent directors, as defined in the applicable rules for companies traded on The NASDAQ Stock Market (“NASDAQ”), Walter Michael Gough, Dr. Edward Kuan Hsiung Hsieh, Roger Lee, and Scott R. Simplot. See “Corporate Governance—Director Independence” below.  Mr. Lee was recommended for appointment to the Board in August 2017 by our Chairman and Chief Executive Officer.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE FOLLOWING NOMINEES.

Nominees

Trung T. Doan, 59, has served as a director, Chairman of our Board and as our CEO since January 2005, and as our President since August 2012. Prior to joining us, Mr. Doan served as Corporate Vice President of Applied Global Services (AGS) Product Group at Applied Materials, Inc. and also served as President and Chief Executive Officer of Jusung Engineering, Inc., a semiconductor/LCD equipment company in Korea. In addition, Mr. Doan served as Vice President of Process Development at Micron Technology Inc. Mr. Doan previously served as a director of Advanced Energy Industries, a publicly traded manufacturer of power conversion and control systems within the past five years. Mr. Doan also previously served as a director of Dolsoft Corporation, a privately held software company, as a director of Nu Tool Inc., a semiconductor technology company, and as a director of EMCO, a publicly traded manufacturer of advanced flow control devices and systems. Mr. Doan holds a bachelor of science degree in nuclear engineering from the University of California, Santa Barbara, where he graduated with honors, and a master of science degree in chemical engineering from the University of California, Santa Barbara. Our Board has determined that Mr. Doan should serve on our Board and as our Chairman based on his in-depth knowledge of our business and industry and his experience serving on the boards of directors of several major technology companies, as well as in management roles in the technology industry.

Walter Michael Gough, 63, has served as a director since April 2016. Mr. Gough has led Gough and Associates, a firm that specializes in financial consulting for domestic and international companies since 2005. He is also a tenured faculty member in Accounting and Business at DeAnza College in Cupertino, California where he has taught since 1985. From June 2000 to June 2004, he was Chief Financial Officer and Financial Consultant at NuTool Inc., a semiconductor equipment manufacturer. From 1995 through 1999, he was a founding member and Chief Financial Officer of Invest In Yourself, LLC; an organization that provided consulting for professional sports franchises. Prior to teaching and consulting, Mr. Gough was a financial analyst and contracts manager at Watkins-Johnson Company, a high technology electronics firm. Before Watkins-Johnson, Mr. Gough worked for Kidder Peabody, an investment banking firm. He holds MBA and BA degrees (cum laude) from Santa Clara University, and a Masters in English from Notre Dame de Namur University. Our Board has determined that Mr. Gough should serve on our Board based on his experience as a consultant to technology companies in both the United States and Taiwan, his prior experience as a chief financial officer of several companies, and his expertise in accounting and finance.

Dr. Edward Kuan Hsiung Hsieh, 65, has served as a director since February 2012. Dr. Hsieh has been Chairman, Chief Executive Officer and a director of Eton Intelligent Technologies, a media and publications company, since April 2000 and Chairman, Chief Executive Officer and a director of VR Networks, a VoIP and Internet networks company, since January 2000. He has also served as an Adjunct Professor at National Taiwan University since February 2009. From February 2007 to February 2010, Dr. Hsieh was Chief Executive Officer of Asia Pacific Telecom, a 3G mobile and fixed line telecommunications company, as well as Executive Director of APOL, an Internet service provider. He also served as Chairman of International Christian Goodwill within the past five years. Dr. Hsieh holds a bachelor of science degree in electrical engineering from National Taiwan University, a master of science degree in electrical engineering from the University of California, Santa Barbara and a doctor of philosophy degree in electrical engineering from Cornell University. He also studied accounting at the University of California, Los Angeles. Our Board has determined that Dr. Hsieh should serve as a director based on his experience teaching master of business administration classes at National Taiwan University, his service as an International Financial Adviser with Merrill Lynch, Pierce, Fenner & Smith and his management roles at several start-up companies.

Roger Lee, 59, has served as a director since August 2017 and has more than 30 years of semiconductor experience and leadership. Mr. Lee has been the President and CEO of TF Semiconductor Solutions (TFSS) since August 2014. Prior to becoming the CEO of TFSS, Mr. Lee served as world-wide COO and Interim President & CEO of Telefunken Semiconductors located in Roseville, California and Heilbronn, Germany from May 2011 to July 2014. Mr. Lee began his career as an engineer for Texas Instruments. During his career, Mr. Lee has served on numerous boards and held a variety of executive and senior-level positions for several companies, including senior vice president of SMIC. Previously, he co-founded the SMIC-Toppan JV (TSES) where he served as its vice chairman of its Board of Directors, and had held several senior management positions, including senior fellow and head of flash memory at Micron Technology and was instrumental to the development of Micron’s flash memory program. More recently, he was COO and a board member of Founder Microelectronics, Inc. in Shenzhen, China where he was responsible for overall company operations, including fab manufacturing, sales and marketing, facilities, and R&D operations. Mr. Lee earned his Bachelor’s degree and Master’s degree in Electrical Engineering from Iowa State University.

Scott R. Simplot, 71, has served as a director since March 2005. Mr. Simplot has been Chairman of the board of directors and a director of J.R. Simplot Company since May 2001 and August 1970, respectively. Mr. Simplot holds a bachelor of science degree in business from the University of Idaho and a master of business administration degree from the University of Pennsylvania. Mr. Simplot became a director on our Board as part of his duties as the Chairman of the board of J.R. Simplot Company, the 100% owner of Simplot Taiwan, Inc., which was entitled to designate two members of our board of directors in connection with J.R. Simplot Company’s investment in our Series A convertible preferred stock. Our Board has determined that Mr. Simplot should serve as a director based on the extensive knowledge and insight he brings to our Board from his experience serving as Chairman and holding a variety of management positions at a large private company and serving on the boards of directors of companies in a variety of industries.

Executive Officers

In addition to Mr. Doan, our CEO, who also serves as a director, our executive officers as of May 2, 2018 consisted of the following:

Christopher Lee, 47, has served as our Chief Financial Officer since September 2015. From November 21, 2014 until his appointment as Chief Financial Officer, Mr. Lee was the interim Chief Financial Officer of the Company. Mr. Lee joined SemiLEDs in September 2014. Mr. Lee has over 20 years of experience in accounting and finance, including US GAAP, PCAOB standards and SEC rules and regulations. Prior to joining us, Mr. Lee was a partner of KEDP CPA Group from August 2009 to June 2011 and a self-employed accountant from July 2011 to August 2014. Mr. Lee holds a BS degree in accounting from Ohio State University and a MS degree in business taxation from Golden Gate University and is licensed as a Certified Public Accountant (CPA) in the United States.

CORPORATE GOVERNANCE

Board Responsibilities and Structure

The Board oversees, counsels, and directs management in the long-term interests of the Company and our stockholders. The Board’s responsibilities include:

l	selecting, evaluating the performance of, and determining the compensation of the CEO and other executive officers;
l	overseeing the risks that the Company faces;
l	reviewing and approving our major financial objectives and strategic and operating plans, and other significant actions;
l	overseeing the conduct of our business and the assessment of our business and other enterprise risks to evaluate whether the business is being properly managed; and
l	overseeing the processes for maintaining our integrity with regard to our financial statements and other public disclosures, and compliance with law and ethics.

The Board and its committees met throughout the year on a set schedule, held special meetings, and acted by written consent from time to time as appropriate. During fiscal year 2017, the Board held executive sessions for the independent directors to meet without Mr. Doan present at the end of every Board meeting.

Our Bylaws do not dictate a particular Board structure, and the Board is free to determine whether or not to have a Chairman and, if so, to select that Chairman and our CEO in the manner it considers our best interest. Currently, the Board has selected Mr. Doan to hold the position of both Chairman of the Board and CEO. Mr. Doan’s experience at the Company has afforded him intimate knowledge of the issues, challenges and opportunities facing each of the Company’s businesses. Accordingly, he is well positioned to focus the Board’s attention on the most pressing issues facing the Company. The Board has not appointed a lead independent director. The Board believes its administration of its risk oversight function has not affected the Board’s leadership structure.

Director Independence

The published listing requirements of NASDAQ dictate that a majority of the Board be comprised of independent directors whom our Board has determined have no material relationship with our Company and who are otherwise “independent” directors under those listing requirements. Our current Board consists of the five persons listed above. The Board has determined that each of our current directors, other than Mr. Doan, our CEO, qualifies as an independent director, such that more than a majority of our directors are independent directors under the NASDAQ rules.

The NASDAQ rules have objective tests and a subjective test for determining who is an “independent director.” Under the objective tests, a director cannot be considered independent if:

l	the director is, or at any time during the past three years was, an employee of the company;
l

the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

l	a family member of the director is, or at any time during the past three years was, an executive officer of the company;
l

the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceeded 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever was greater (subject to certain exclusions);

l

the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

l

the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

The subjective test states that an independent director must be a person who lacks a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has not established categorical standards or guidelines to make these subjective determinations but considers all relevant facts and circumstances.

In addition to the Board-level standards for director independence, the NASDAQ rules provide that directors, of whom there must be three, who serve on the Audit Committee must each satisfy standards established by the SEC that require that members of audit committees must not be affiliated persons of the issuer and may not accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer other than their director compensation.

Transactions Considered in Independence Determinations

In making its independence determinations, the Board considered transactions that occurred since the beginning of fiscal year 2015 between the Company and entities associated with the independent directors or members of their immediate family. All identified transactions that appeared to relate to the Company and a family member of, or entity with a known connection to, a director were presented to the Board for consideration.

None of the non-employee directors was disqualified from “independent” status under the objective tests. In making its subjective determination that each of our Company’s non-employee director is independent, the Board reviewed and discussed additional information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management. The Board considered the transactions in the context of the NASDAQ objective standards, the special standards established by the SEC for members of audit committees, and the SEC and U.S. Internal Revenue Service (“IRS”) standards for compensation committee members. Based on all of the foregoing, as required by the NASDAQ rules, the Board made a subjective determination that, because of the nature of the director’s relationship with the entity and/or the amount involved, no relationships exist that, in the opinion of the Board, would impair the director’s independence.

Board Committees and Charters

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. The Board currently has, and appoints the members of, a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each of the Board committees has a written charter approved by the Board, and we post each charter on our web site at http://investors.semileds.com/governance.cfm. Each committee can engage outside experts, advisors and counsel to assist the committee in its work. The following table identifies the current committee members and former directors who served on committees during fiscal 2017.

Name	Audit	Compensation	Nominating and Corporate Governance
Dr. Edward Kuan Hsiung Hsieh	Chair	✓
Walter Michael Gough	✓
Roger Lee	✓
Scott R. Simplot		Chair	Chair
Number of Committee Meetings Held in Fiscal Year 2017	4	3	3

Audit Committee

Our Audit Committee is responsible for, among other things:

l	reviewing and approving the selection of our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;
l	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
l	reviewing the adequacy and effectiveness of our internal control policies and procedures;
l	discussing the scope and results of the audit with the independent auditors and reviewing with management and the independent auditors our interim and year-end operating results; and
l	preparing the Audit Committee Report that the SEC requires in our annual proxy statement.

The Board believes that each current member of our Audit Committee is an independent director under the NASDAQ rules and meets the additional SEC independence requirements for audit committee members. It has also determined that Dr. Hsieh and Mr. Gough meet the requirements of an “audit committee financial expert,” as defined in Regulation S-K.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

l	overseeing our compensation policies, plans and benefit programs;
l

reviewing and approving for our executive officers: the annual base salary, the annual incentive bonus, including the specific goals and amount, equity compensation, employment agreements, severance arrangements and change in control arrangements, and any other benefits, compensation or arrangements;

l	reviewing and determining our equity-based compensation plans; and
l	administering our equity-based compensation plans.

Although the Compensation Committee has the authority to determine the compensation paid to executive officers, other officers, employees, consultants and advisors, it can delegate its responsibility for setting compensation for individuals other than the CEO to a subcommittee, in the case of other officers, or to officers, in the case of employees and consultants. It may also delegate to officers the authority to grant options or other equity or equity-based awards to employees who are not executive officers or members of the Board. It may also generally take into account the recommendations of the CEO, other than with respect to his own compensation. The Compensation Committee has not engaged an independent compensation consultant to assist it since fiscal 2014.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

l	identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board;
l	reviewing developments in corporate governance practices and developing and recommending governance principles applicable to our Board;
l	overseeing the evaluation of our Board and management; and
l	recommending members for each Board committee to our Board.

Our Nominating and Corporate Governance Committee has not established any minimum qualifications for directors although in assessing the skills and characteristics of individual members, it must give due regard for independence and financial literacy considerations dictated by the NASDAQ rules. The Nominating and Corporate Governance Committee does not at this time have a policy regarding its consideration of director candidates recommended by stockholders, as it has not yet received any such recommendations. It may adopt a policy if such recommendations are received. In nominating candidates, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses or other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of NASDAQ and the SEC to maintain a minimum number of independent or non-interested directors, requirements of the SEC as to disclosure regarding persons with financial expertise on the Company’s Audit Committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. The Committee believes the Board generally benefits from diversity of skills, experience, age, industry knowledge of background, and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. Any stockholder wishing to nominate a director must follow the procedures described in “Other Matters” below.

Attendance at Board, Committee and Annual Stockholders’ Meetings

The Board held five meetings in fiscal year 2017. We expect each director to attend every meeting of the Board and the committees on which he serves, and encourage them to attend the annual stockholders’ meeting. All current directors attended at least 75% of the aggregate meetings of the Board and the committees on which they served in fiscal year 2017 and all continuing directors attended the 2017 annual meeting of stockholders.

Risk Management

The Board is involved in the oversight of risks that could affect the Company. This oversight is conducted primarily through the Audit Committee which, on behalf of the Board, is charged with overseeing the principal risk exposures we face and our mitigation efforts in respect of these risks. The Audit Committee is responsible for interfacing with management and discussing with management the Company’s principal risk exposures and the steps management has taken to monitor and control risk exposures, including risk assessment and risk management policies. The Compensation Committee also plays a role in that it is charged, in overseeing the Company’s overall compensation structure, with assessing whether that compensation structure creates risks that are reasonably likely to have a material adverse effect on us.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. These standards are designed to deter wrongdoing and to promote honest and ethical conduct. The Code of Business Conduct and Ethics is available at our website at http://investors.semileds.com/governance.cfm. Any amendments to the Code, or any waivers of its requirements required to be disclosed pursuant to SEC or NASDAQ requirements, will be disclosed on the website.

Communications from Stockholders and Other Interested Parties to Directors

The Board recommends that stockholders and other interested parties initiate communications with the Board, any committee of the Board or any individual director in writing to the attention of our Corporate Secretary at our principal executive office at 3F, No. 11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C. This process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The Board has instructed our Corporate Secretary to review such correspondence and, at his discretion, not to forward items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration.

PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2018

BF Borgers CPA PC served as our independent registered public accounting firm for fiscal years 2017. Prior to that,KPMG (Taiwan) served as our independent registered public accounting firm for fiscal year 2016. The Audit Committee has once again selected BF Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending August 31, 2018.  As a matter of good corporate governance, the Audit Committee is submitting its appointment to our stockholders for ratification. If the appointment of BF Borgers CPA PC is not ratified by the majority of the shares of common stock present or represented at the annual meeting and entitled to vote on the proposal, the Audit Committee will review its future appointment of an independent registered public accounting firm in light of that vote result.

The Audit Committee pre-approves and reviews audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged for such services. In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditor’s independence. For additional information concerning the Audit Committee and its activities with the independent registered public accounting firm, see “Corporate Governance” and “Audit Committee Report” in this Proxy Statement.

We expect that representatives of BF Borgers CPA PC will attend the annual meeting, and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

Fees Billed by Independent Registered Public Accounting Firm

The following table shows the fees and related expenses for audit and other services provided by BF Borgers CPA PC billed for fiscal year 2017 and KPMG (Taiwan) billed for fiscal years 2016. The services described in the following fee table were approved in conformity with the Audit Committee’s pre-approval process.

	BF Borgers CPA PC	KPMG (Taiwan)
	2017 Fees	2016 Fees
Audit Services	$185,000	$200,000
Audit-Related Services	—	—
Tax Services	6,000	—
All Other Services	—	—
Total	$191,000	$200,000

Audit Services.  This category includes the audit of our annual consolidated financial statements, review of our quarterly condensed consolidated financial statements and services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements. This category also includes statutory audits required by the Tax Bureau of Taiwan for certain of our subsidiaries in Taiwan.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BF BORGERS CPA PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2018.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board consists of the three directors whose names appear below.

The Audit Committee’s general role is to assist the Board in monitoring the Company’s financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

The Audit Committee has reviewed the Company’s financial statements for fiscal year 2017 and met with management, as well as with representatives of BF Borgers CPA PC, the Company’s independent registered public accounting firm, to discuss the financial statements. The Audit Committee also discussed with members of BF Borgers CPA PC the matters required to be discussed by Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

In addition, the Audit Committee received the written disclosures and the letter from BF Borgers CPA PC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with members of BF Borgers CPA PC its independence.

Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to the Board that the Company’s audited financial statements for fiscal year 2017 be included in the Company’s Annual Report on Form 10-K for fiscal year 2017.

November 29, 2017	Dr. Edward Kuan Hsiung Hsieh (Chairman)
Walter Michael Gough
Roger Lee

PROPOSAL 3: ADVISORY VOTE ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS

Background to the Advisory Vote

Under an amendment to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by Congress as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), stockholders are able to vote to approve, on an advisory (non-binding) basis no less frequently than once every three calendar years, the compensation of the named executive officers (a “a say-on-pay vote”).

Reason for the Board Recommendation

We have structured our executive compensation program to reward our executive officers with compensation that is affordable and sufficient to retain such officers while concurrently aligning the officers’ interests with the achievement of our financial and business goals as well as the goals of our stockholders.

Our current compensation programs consist primarily of salary and long-term equity incentives for our executive officers that are designed to support our business goals and promote short- and long-term profitable growth. Our equity incentive plan is intended to align the interests of our employees, including our named executive officers, with the interests of our stockholders and to provide our employees an incentive to support our long-term success and growth.

We urge stockholders to read the discussion in the “Compensation of Named Executive Officers and Directors” section of this Proxy Statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the “Summary Compensation Table” and other related compensation tables and narrative discussion that follows, which provide detailed information on the compensation of our named executive officers. Our Compensation Committee and Board believe that the policies and procedures are effective in achieving our goals and that the compensation of our named executive officers reported in this Proxy Statement will support and contribute to the Company’s success.

Based on the above, we request that you indicate your support for our executive compensation philosophy and practices, by voting in favor of the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in this Proxy Statement, including the compensation tables and narrative discussion, is hereby approved.

The opportunity to vote on Proposal 3 is required pursuant to Section14A of the Exchange Act. However, as an advisory vote, the vote on Proposal 3 is not binding upon us. Nonetheless, the Compensation Committee, which is responsible for designing and administering our executive compensation program, and the Board value the opinions expressed by stockholders, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY
VOTES ON EXECUTIVE COMPENSATION

Background to the Advisory Vote

Under an additional amendment to the Exchange Act adopted by Congress as part of the Dodd-Frank Act, stockholders are also able to vote to indicate on an advisory (non-binding) basis no less frequently than once every six calendar years how frequently they believe a say-on-pay vote, such as we have included in Proposal 3, should occur. By voting on this Proposal 4, you may indicate whether you would prefer that we hold a say-on-pay vote every one, two or three years. It is our belief, and the Board’s recommendation, that this vote should continue to occur every three years.

Reason for the Board Recommendation

We believe we have effective executive compensation practices, as described in more detail elsewhere in this Proxy Statement. The Board believes that providing our stockholders with a say-on-pay vote every three years (a “triennial vote”) will encourage a long-term approach to evaluating our executive compensation policies and practices. In contrast, focusing on executive compensation over an annual or biennial period would focus on short-term results rather than long-term value creation, which is inconsistent with our compensation philosophy, and could be detrimental to us, our employees and our financial results.

Moreover, a short review cycle will not allow for a meaningful evaluation of our performance against our compensation practices, as any adjustment in pay practices would take time to implement and be reflected in our financial performance and in the price of our common stock. As a result, a say-on-pay vote held more frequently than every two or three years would not allow stockholders to compare executive compensation to our performance.

Lastly, a triennial vote would allow us adequate time to compile meaningful input from stockholders on our pay practices and respond appropriately. This would be more difficult to do on an annual or biennial basis, and both we and our stockholders would benefit from having more time for a thoughtful and constructive dialogue on why particular pay practices are appropriate for us.

For these reasons, the Board recommends that you vote to hold a say-on-pay vote every three years. Your vote, however, is not to approve or disapprove the Board’s recommendation. When voting on this Proposal 4, you have four choices: you may elect that we hold a say-on-pay vote every year, every two years or every three years, or you may abstain from voting. The number of years that receives the highest number of votes will be the frequency that stockholders approve. The opportunity to vote on Proposal 4 is required pursuant to Section 14A of the Exchange Act. However, as an advisory vote, the vote on Proposal 4 is not binding upon us, and the Compensation Committee and the Board may decide that it is in the best interests of our stockholders and our Company to hold a say-on-pay vote more or less frequently than the option approved by our stockholders. However, the Compensation Committee and the Board will consider the outcome of the vote when making future decisions on the frequency of conducting a say-on-pay vote.

THE BOARD RECOMMENDS THAT YOU VOTE TO HOLD AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS.

PROPOSAL 5: APPROVAL OF THE AMENDMENT OF THE SEMILEDS CORPORATION RESTATED
CERTIFICATE OF INCORPORATION, AS AMENDED, TO REDUCE THE NUMBER OF AUTHORIZED
SHARES OF COMMON STOCK FROM 75,000,000 TO 7,500,000

UNLESS OTHERWISE INDICATED OR THE CONTEXT REQUIRES, ALL SHARE NUMBERS,SHARE
PRICES AND PER SHARE AMOUNTS IN THIS PROXY STATEMENT DO NOT GIVE EFFECT TO THE
REDUCTION OF THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Summary

We are asking our stockholders to approve an amendment to our Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”)to reduce the number of authorized shares of common stock from 75,000,000 to 7,500,000 (the “Authorized Share Reduction”).Our Board has unanimously approved a resolution declaring the Authorized Share Reduction advisable, and recommending to our stockholders its approval in order to reduce our franchise tax obligations to the State of Delaware.

We are proposing no other changes with respect to other provisions of our Restated Certificate of Incorporation.If approved by our stockholders, we intend to file the proposed amendment to our Restated Certificate of Incorporation, a copy of which is attached as Annex A to this Proxy Statement, with the Secretary of State of the State of Delaware.If our stockholders do not approve this Proposal 5, our Restated Certificate of Incorporation will continue as currently in effect.

Purpose of the Authorized Share Reduction

As a Delaware corporation, we are required annually to make franchise tax payments to the State of Delaware in an amount determined, in part, by the total number of shares of capital stock we are authorized to issue under our Restated Certificate of Incorporation. Accordingly, by reducing the number of authorized shares of our Common Stock, we will significantly reduce the amount of our annual franchise tax obligation, based on current Delaware law.

As a result of the 10-for-1 reverse stock split in 2016, we believe that we need fewer authorized shares of Common Stock to meet our projected capital stock needs for capital-raising transactions, the issuance of equity-based compensation and, to the extent opportunities may arise in the future, strategic transactions that may involve our issuance of Common Stock or other equity or equity-linked securities. The Board believes that the reduced number of authorized shares of Common Stock will offer a sufficient number of shares of capital stock to suit our needs for the foreseeable future, including, for example, to appropriately incentivize employees with awards under our equity plans. As such, the Board is seeking approval of an amendment to our Restated Certificate of Incorporation to reduce our authorized capital stock in order to reduce the amount of our annual franchise tax in the State of Delaware.

Our Board may determine that the Authorized Share Reduction is no longer in the best interests of the Company and its stockholders and decide to abandon the Authorized Share Reduction, at any time before, during or after the meeting and prior to its effectiveness, without further action by the stockholders.

Effect of the Authorized Share Reduction

The proposed amendment would decrease the total number of authorized shares of our Common Stock by 67,500,000 shares.The proposed amendment would not change any of the current rights and privileges of our Common Stock or its par value, and would not affect the number of shares of our Common Stock currently outstanding. In addition, the proposed amendment would not limit our ability to use the unauthorized and unreserved shares of Common Stock remaining for appropriate future purposes, including raising capital through the issuance of Common Stock, funding future employee benefit plan obligations and issuing Common Stock in connection with any future acquisitions or other strategic transactions.

The proposed decrease in the number of authorized shares of our Common Stock could adversely affect us. We will have less flexibility to issue shares of Common Stock, including in connection with a potential merger or acquisition, stock dividend or equity offering. In the event that our Board determines that it would be in our best interest and the best interest of our stockholders to issue a number of shares of Common Stock in excess of the number of then authorized but unissued and unreserved shares of Common Stock, we would be required to seek the approval of our stockholders to increase the number of shares of authorized Common Stock, as applicable. If we are not able to obtain the approval of our stockholders for such an increase in a timely fashion, we may be unable to take advantage of opportunities that might otherwise be advantageous to us and our stockholders. However, our Board believes that these potential risks are outweighed by the anticipated benefits of reducing our Delaware franchise tax obligations.

Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights in connection with the Authorized Share Reduction.

Vote Required

This Proposal 5 requires the affirmative vote of a majority of the outstanding shares of our common stock. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions and broker non-votes will have the same effect as vote “against” this Proposal 5.The proxy holders will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted “FOR” the approval of this Proposal 5.

OUR BOARD RECOMMENDS A VOTE “FOR” AMENDMENT OF OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REDUCTION OF NUMBER OF AUTHORIZED COMMON STOCKS AS DESCRIBED IN THIS PROPOSAL 5.

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

This executive compensation section discloses the compensation awarded to or earned by our “named executive officers” during fiscal year 2017. Trung T. Doan, our CEO, was the only executive officer whose total compensation exceeded $100,000 during fiscal year 2017.

We held our last non-binding advisory vote regarding compensation of our named executive officers at 2015 Annual Meeting of Stockholders, are holding a non-binding advisory vote in connection with the 2018 Annual Meeting of Stockholders and expect to hold our next vote at our 2021 Annual Meeting of Stockholders.

Summary Compensation Table

The following table sets forth all of the compensation earned by named executive officers during the relevant fiscal years.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	All Other Compensation ($)	Total ($)
Trung T. Doan	2017	303,750	—	—	—	1,351(2)	305,101
Chief Executive Officer	2016	303,750	—	—	—	1,401(2)	305,151

(1)

The amounts reported in the Stock Awards column represent the aggregate grant date fair value of the restricted stock units (the “RSUs”) granted to the named executive officers in the applicable fiscal year calculated in accordance with ASC 718. For RSUs, the grant date fair value is calculated by multiplying (x) the closing price of our common stock on the grant date by (y) the number of RSUs awarded. Note that the amounts reported in this column reflect the accounting cost for these stock awards, and do not correspond to the actual economic value that may be received by the named executive officers.

(2)	The amount represents the payments for airfare for his family member to fly from Taiwan to the United States.

Outstanding Equity Awards at Fiscal Year-End

Outstanding equity awards held by each of our named executive officers whose total compensation exceeded $100,000 during fiscal year 2017 was zero as of the fiscal year ended August 31, 2017.

Pension Benefits

We do not maintain any defined benefit pension plans.

Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plans.

Severance and Change in Control Benefits

Mr. Doan entered into an employment agreement in 2005, which provides that if he is terminated by us without cause or resigns due to a constructive termination, he will receive as severance an amount equal to six months of his then-current salary plus his current medical insurance for six months following his termination date. We offered such severance to motivate Mr. Doan to continue as our executive officer by providing severance protection in the event that he is terminated by us without having committed any egregious act constituting cause or if we adversely change his position such that he resigns. Cause is defined as (a) the conviction of a felony or of any criminal offense involving moral turpitude; (b) the repeated failure to satisfactorily perform duties reasonably required by us; (c) material breach of the proprietary information and invention agreement, our written policies established by our Board or any term of his employment agreement; or (d) misappropriation of our property or unlawful appropriation of our corporate opportunity or our business.  If we determine cause exists, we will provide Mr. Doan with written notice alleging cause and his failure to remedy the alleged cause within 30 days may result in a termination for cause. Constructive termination is defined as one of the following events when we have not received Mr. Doan’s written consent for such event: (a) a significant reduction of his duties, position or responsibilities relative to his duties, position or responsibilities in effect immediately prior to such reduction or his removal from such position, duties and responsibilities, provided that a reduction in duties, position or responsibilities solely by virtue of us being acquired and made part of a larger entity will not constitute a constructive termination; (b) a substantial reduction, without good business reasons, of the facilities and perquisites available to him immediately prior to such reduction; (c) a reduction of his base salary unless such reduction is a part of a Company-wide reduction for similarly situated persons; or (d) a material reduction in the kind or level of employee benefits to which he is entitled immediately prior to such reduction, with the result that his overall benefits package is significantly reduced, unless such reductions are part of a Company-wide reduction for similarly situated persons.

Employment Agreements

We entered into employment agreements with each of our named executive officers which set forth the terms of their employment, including base salary and, to the extent applicable, bonus opportunities, stock options and severance benefits. The compensation earned in fiscal years 2016 and 2017 are set forth in the “Summary Compensation Table” above.

Mr. Doan entered into an employment agreement in 2005, which provides for the severance payments and benefits described under “Severance and Change in Control Benefits” above.

Director Compensation

Based on recommendations from Radford, our Board has adopted a director compensation policy pursuant to which non-employee members of the Board will receive the following compensation for their board and committee services:

l	an annual cash retainer for general Board service of $25,000 paid in quarterly installments;
l	no cash payments for attendance at general Board meetings;
l

an annual cash retainer of $15,000 for serving as chairman of the Audit Committee, $9,000 for serving as the chairman of the Compensation Committee and $6,000 for serving as the chairman of the Nominating and Governance Committee, with each retainer paid in quarterly installments;

l

an annual cash retainer of $8,000 per non-chairman member serving on the Audit Committee, $5,000 per non-chairman member serving on the Compensation Committee and $3,000 per non-chairman member serving on the Nominating and Corporate Governance Committee; and

l

each year shortly following the annual stockholder meeting an annual grant of 2,500 shares of RSUs, which fully vests on the earlier of the next annual meeting or the one-year anniversary of the grant date, subject to continued service through the vesting date, provided that the RSUs will fully vest if we are subject to a change in control during their service.

The director compensation policy requires directors to attend at least 75% of the meetings each year in order to be renominated. The policy also includes an equity ownership guideline whereby our directors will be expected to own and hold shares of our common stock until retirement from their Board service. We also reimburse non-employee directors for travel, lodging and other expenses incurred in connection with their attendance at Board or committee meetings.

Director Compensation Table

The following table sets forth the total compensation for our non-employee directors for the year ended August 31, 2017:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Dr. Edward Kuan Hsiung Hsieh (2)	45,000	7,950	—	52,950
Walter Michael Gough (2)	33,000	7,950	—	40,950
Roger Lee (3)	—	—	—	—
Scott R. Simplot	—	—	—	—

(1)

Amounts shown do not reflect compensation actually received by directors. Instead, the value reported above in the “Stock Awards” column represents the dollar amounts of the aggregate grant date fair value of RSUs granted to directors in fiscal year 2017, computed in accordance with ASC 718.

(2)	Mr. Walter Michael Gough and Dr. Hsieh held 2,500 RSUs at August 31, 2017. The RSUs were fully vested on March 31, 2018.
(3)

Mr. Roger Lee held 2,500 RSUs which will fully vest at the earlier of November 21, 2018 or the date of the 2018 annual meeting. The grant-date fair value of the restricted stock units was $4.15 per unit, total stock awards $10,375.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of May 2, 2018 with respect to:

l	each person, or group of affiliated persons, who is known by us to own beneficially 5% or more of our common stock;
l	each of our directors;
l	each of our named executive officers; and
l	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. All shares of our common stock subject to options currently exercisable or exercisable within 60 days of May 2, 2018 and RSUs that will vest within 60 days of May 2, 2018, are deemed to be outstanding for the purpose of computing the percentage ownership of the person or group holding options and RSUs, but are not deemed to be outstanding for computing the percentage of ownership of any other person.

Unless otherwise indicated by the footnotes below, we believe, based on the information furnished to us, that each stockholder named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Percentage of ownership is based on 3,550,290 shares of common stock outstanding as of May 2, 2018.

Unless otherwise indicated in the footnotes to the table, the address of each individual listed in the table is c/o SemiLEDs Corporation, 3F, No.11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.

	Shares Beneficially Owner
Name and Address of Beneficial Owner	Number		Percent
5% Stockholders:
Simplot Taiwan, Inc.	989,934	(1)	28.1%
J.R. Simplot Company
999 Main Street, Suite 1300 Boise, ID 83702
Trung Tri Doan	369,972	(2)	10.5%
Unify Investment limited	288,500		8.1%
4F No. 152 Sec 4 Nanjing E Road, Taipei, Taiwan
Kun-Lung Hsieh
4F No. 152 Sec 4 Nanjing E Road, Taipei, Taiwan	288,500		8.1%

Executive Officers and Directors:
Trung Tri Doan	369,972	(2)	10.5%
Walter Michael Gough	5,868		*
Roger Lee	2,500	(3)	—
Dr. Edward Kuan Hsiung Hsieh	18,571		*
Scott R. Simplot	1,020,970	(1)(4)	29.0%
Christopher Lee	3,500		*

All executive officers and directors as a group (6 persons)	1,421,381		40.1%

* Indicates beneficial ownership of less than 1%.

(1)

Based on a Schedule13G filed February10, 2011, Simplot Taiwan, Inc., a wholly owned subsidiary of J.R. Simplot Company, and J.R. Simplot Company share voting and investment power over all such shares. Scott Simplot is the Chairman of J.R. Simplot Company. Mr. Simplot may be deemed to have shared voting and investment power over the shares held by Simplot Taiwan, Inc. Mr. Simplot disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(2)	Includes 127,141shares held by The Trung Tri Doan 2010 GRAT, of which Trung Tri Doan is the sole trustee.
(3)	Includes 2,500 RSUs that will vest within 60 days.
(4)

Includes 31,036shares held by JRS Properties III L.P. JRS Management L.L.C. is the sole general partner of JRS Properties III L.P. Scott Simplot and Stephen A. Beebe are the managers of JRS Management L.L.C. As managers of JRS Management L.L.C., Mr. Simplot and Mr. Beebe share voting and investment power over the securities held by JRS Properties III L.P. Mr. Simplot may be deemed to have shared voting and investment power over the shares held by JRS Properties III L.P. Mr. Simplot disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

Equity Compensation Plan Information

The following table summarizes information about our equity compensation plans as of August 31, 2017. All outstanding awards relate to our common stock.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	28	(1)	$116.10	226
Equity compensation plans not approved by security holders	—		—	—
Total	28			226

(1)

Consists of stock options granted under the 2005 Equity Incentive Plan and the 2010 Equity Incentive Plan, and restricted stock units granted under the 2010 Equity Incentive Plan. No additional grants could be made under the 2005 Equity Incentive Plan after December 8, 2010. In April 2014, SemiLEDs’ stockholders approved an amendment to the 2010 Plan that increased the number of shares authorized for issuance under the plan by an additional 250 thousand shares.

(2)	The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding restricted stock unit awards, which have no exercise price.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since September 1, 2014, there has not been any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds and in which any of our directors or executive officers, any holder of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the transactions described below, some of which represent continuing transactions from prior periods.

Employment Agreements

See “Compensation of the Named Executive Officers and Directors—Employment Agreements.”

Policies and Procedures for Related Party Transactions

Our Board has adopted a formal, written related party transactions policy pursuant to which, our executive officers, directors, beneficial owners of more than 5% of our common stock, and any member of the immediate family of and any firm, corporation or other entity at which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial interest, are not permitted to enter into a related party transaction with us without prior consent and approval of our Audit Committee. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we are a participant, the aggregate amount involved will or may be expected to exceed $120,000 in any year and a related person has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity), including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness or employment by us of a related person.

The Audit Committee has determined that a related person does not have a direct or indirect material interest in the following categories of transactions and that each will be deemed to be preapproved:

l

any transaction with another company at which a related person’s only relationship is as an employee (other than an executive officer), director, or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $1 million or 2% of that company’s total annual revenue.

In fiscal years 2016 and 2017, all the related person transactions represented the continuation of transactions entered into prior to our initial public offering and adoption of the policy.

ADDITIONAL MEETING INFORMATION

Meeting Admission.  You are entitled to attend the annual meeting only if you were a holder of our common stock as of the close of business on May 2, 2018 or hold a valid proxy for the annual meeting. If attending the physical meeting, you should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, meaning that you hold shares directly with American Stock Transfer & Trust Company, LLC (“registered holders”), the inspector of elections will have your name on a list, and you will be able to gain entry with a form of photo identification.  If you are not a stockholder of record but hold shares through a broker, bank, or nominee (“street name” or “beneficial” holders), in order to gain entry you must provide proof of beneficial ownership as of the record date, such as an account statement or similar evidence of ownership, along with a form of photo identification. If you do not provide photo identification and comply with the other procedures outlined above for attending the annual meeting in person, you will not be admitted to attend the annual meeting in person.

Proxy Solicitation.  We will bear the expense of soliciting proxies. Our directors, officers and other employees, without additional compensation, may also solicit proxies personally or in writing, by telephone, e-mail, facsimile or otherwise. We are required to request that brokers, banks, and other nominees who hold stock in their names furnish our proxy materials to the beneficial owners of the stock, and we must reimburse these brokers, banks, and other nominees for the expenses of doing so, in accordance with statutory fee schedules.

Inspector of Elections. Broadridge Financial Solutions, Inc. has been engaged as our independent inspector of elections to tabulate stockholder votes for the annual meeting.

Stockholder List.  Our list of stockholders as of May 2, 2018 will be available for inspection at our principal executive office (3F, No. 11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.) for 10 days prior to the annual meeting. If you want to inspect the stockholder list, call our Finance Department at +886-37-586788 to schedule an appointment.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) of the Exchange Act requires our directors and executive officers, among others, to file with the SEC an initial report of ownership of our stock on Form 3 and reports of changes in ownership on Form 4 or Form 5. Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. As a matter of practice, our administrative staff assists our executive officers and directors in preparing initial ownership reports and reporting ownership changes, and typically files those reports on their behalf. Based solely on a review of the copies of such forms in our possession and on written representations from reporting persons, we believe that during fiscal year 2017all of our executive officers and directors filed the required reports on a timely basis under Section 16(a).

2019 Stockholder Proposals or Nominations.  Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2019 Annual Meeting of Stockholders. These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to our principal executive office (3F, No. 11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.) in care of our Corporate Secretary. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. We must receive all submissions no later than the close of business (5:00 p.m. Taiwan Time) on January 18, 2019.

In addition, under our Bylaws, any stockholder intending to nominate a candidate for election to the Board or to propose any business at our 2018 Annual Meeting of Stockholders, other than precatory (non-binding) proposals presented under Rule 14a-8, must give notice to our Corporate Secretary between March 1, 2019 and March 31, 2019, unless the notice also is made pursuant to Rule 14a-8. The notice must include information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of and agreements related to our stock. If the 2019 Annual Meeting of Stockholders is held more than 30 days from the anniversary of the 2018 Annual Meeting of Stockholders, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 90th day before the 2019 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of such meeting is first made.

We will not entertain any proposals or nominations at the 2019 Annual Meeting of Stockholders that do not meet the requirements set forth in our Bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

By Order of the Board of Directors,

Christopher Lee
Corporate Secretary

Annex A

CERTIFICATE OF AMENDMENT OF AMENDED

AND RESTATED CERTIFICATE OF INCORPORATION OF SEMILEDS CORPORATION

The undersigned, Trung Tri Doan, hereby certifies that:

1.	He is the duly elected and acting Chief Executive Officer of SemiLEDs Corporation, a Delaware corporation.
2.	The Certificate of Incorporation of this corporation was originally filed with the Delaware Secretary of State on January4, 2005.
3.

Pursuant to Section242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment of Restated Certificate of Incorporation amends the second paragraph of Article IV of this corporation’s Certificate of Incorporation to read as follows:

“(A) the Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and Preferred Stock”. The total number of shares which the Corporation is authorized to issue is 7,500,000 shares, consisting of 7,500,000 shares of Common Stock, par value $0.0000056 per share, and no shares of Preferred Stock, par value $0.0000056 per share.”

4.

The foregoing Certificate of Amendment has been duly adopted by this corporation’s Board of Directors and stockholders in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Executed  [     ], 2018.

/s/ Trung Tri Doan
Trung Tri Doan
Chief Executive Officer

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 a.m. Eastern Standard Time on June 28, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by8:59 a.m. Eastern Standard Time on June 28, 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717. SEMILEDS CORPORATION 3F NO. 11 KE JUNG ROAD CHU-NAN SITE, HSINCHU SCIENCE PARK CHU-NAN 350 MIAO-LI COUNTY, TAIWAN R. O. C. E48371-P10552 For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. SEMILEDS CORPORATION The Board of Directors recommends you vote FORthe following: ! ! ! 1. Election of Directors Nominees: 01) Trung T. Doan 02) Walter Michael Gough 03) Dr. Edward Hsieh 04) Roger Lee 05) Scott R. Simplot For Against Abstain The Board of Directors recommends you vote FOR proposals 2 and 3. ! ! ! 2. Ratification of the appointment of BF Borgers CPA PC as our independent registered public accounting firm for fiscal year 2018. ! ! ! 3. Advisory vote on executive compensation. 3 Years 1 Year 2 Years Abstain The Board of Directors recommends you vote 3 YEARS for proposal 4. ! ! ! ! 4. Advisory vote on the frequency of holding future advisory votes on executive compensation. The Board of Directors recommends you vote FOR proposal 5. For Against Abstain ! ! ! 5. Approve the amendment of the restated certificate of incorporation, as amended, to reduce the number of authorized common stock from 75,000,000 to 7,500,000. NOTE: Transact such other business as may properly come before the annual meeting including adjournments and postponements. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E48372-P10552 SEMILEDS CORPORATION Annual Meeting of Stockholders June 29, 2018 This Proxy is solicited by the Board of Directors The undersigned stockholder of SemiLEDs Corporation (the "Company") hereby constitutes and appoints TRUNG T. DOAN as proxy andattorney-in-fact of the undersigned, with full power of substitution, to vote all of the shares of common stock of the Company standing in the name of the undersigned at the Annual Meeting of Stockholders to be held on Friday, June 29, 2018 at 10:00 A.M. local time atSemiLEDs, 3rd floor, No. 11, Ke Jung Road, Chu-Nan, Hsinchu Science Park, Miao-Li County, Taiwan, and at any adjournment(s) and postponement(s) thereof. If you need directions to the Annual Meeting so that you may attend and vote in person, please contactinvestor@semileds.com. Unless a contrary direction is indicated, the proxy holders will vote the undersigned's shares FOR the election of the nominees for director, FOR ratification of the appointment of BF Borgers CPA PC as the independent registered public accounting firm of the Company for the fiscal year ending August 31, 2018, FOR an advisory vote on executive compensation, for THREE YEARS on the advisory vote on the frequency of holding future advisory votes on executive compensation, FOR the amendment of the restated certificate of incorporation, as amended, to reduce the number of authorized common stock from 75,000,000 to 7,500,000, and in accordance with the judgment of the proxy holder on any other business as may properly come before the meeting or any adjournment or postponement thereof. If specific instructions are indicated, this Proxy will be voted in accordance therewith. IF YOU ELECT TO VOTE BY MAIL, PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSEDPOSTAGE-PAID ENVELOPE. If you vote by telephone or the Internet, please DO NOT mail back this proxy card. Continued and to be signed on reverse side